5/24/2001

                                SIDE LETTER NO. 5


                                  June 7, 2001




CR Resorts Cancun, S. de R.L. de C.V.
CR Resorts Los Cabos, S. de R.L. de C.V.
CR Resorts Puerto Vallarta, S. de R.L. de C.V.
Corporacion Mexitur, S. de R.L. de C.V.
CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V.
CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V.
CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V.
Promotora Villa Vera, S. de R.L. de C.V.
Villa Vera Resort, S. de R.L. de C.V.
Raintree Resorts International, Inc.
10000 Memorial Drive, Suite 480
Houston,  Texas  77024
Attention:  Mr. Brian Tucker

Dear Mr. Tucker:

     Reference is made to that certain First Amended and Restated Loan and Security Agreement dated as of April 23, 1999 (the "Original Loan Agreement"), as amended by that certain Amendment No. 1 to First Amended and Restated Loan and Security Agreement dated as of November 30, 1999 (the "First Amendment"), as further amended by that certain Amendment No. 2 to First Amended and Restated Loan and Security Agreement dated as of November 30, 2000 (the "Second Amendment") and as further amended by various letter agreements executed prior to the date hereof (the Original Loan Agreement, the First Amendment, the Second Amendment and the foregoing letter agreements, collectively the "Loan Agreement"), evidencing certain loan facilities from FINOVA Capital Corporation ("Lender") to CR Resorts Cancun, S. de R.L. de C.V., CR Resorts Los Cabos, S. de R.L. de C.V., CR Resorts Puerto Vallarta, S. de R.L. de C.V., Corporacion Mexitur, S. de R.L. de C.V., CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., Promotora Villa Vera, S. de R.L. de C.V., and Villa Vera Resort, S. de R.L. de C.V. (individually and collectively, jointly and severally, "Borrower"). Reference is also made to that Corporate Guarantee and Subordination Agreement executed by Raintree Resorts International, Inc. ("Guarantor") dated as of November 23, 1998, as amended prior to the date hereof (collectively, the "Guarantee Agreement") Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement.

Raintree Resorts International, Inc.
June 7, 2001
Page 2


     1. Borrower represents and warrants to Lender that Borrower has obtained from the Mexican federal government all necessary permits, consents, approvals and authorizations to authorize the rendering and sale by the Borrower of timeshare services from the Acapulco Project (the "Approvals"). However the Approvals have not yet been obtained from the State of Guerrero. Borrower agrees to obtain all required Approvals from the State of Guerrero no later than September 24, 2001 and concurrently therewith supply to Lender a satisfactory opinion of counsel, from counsel satisfactory to Lender, that Borrower has obtained all Approvals from the Mexican federal government and the State of Guerrero. Without limiting the generality of the provisions of paragraph 7.1 of the Loan Agreement, setting forth the Events of Default, the failure of Borrower to comply with the covenant contained in this paragraph shall constitute an immediate Event of Default without the benefit of any notice or grace periods.

     2. Paragraph 4.1(k) of the Guarantee Agreement, without taking into account this Side Letter, shall govern all matters pertaining to the subject matter of that paragraph through the period ending December 31, 1999. For the period commencing January 1, 2000 and thereafter, paragraph 4.1(k) of the Guarantee Agreement shall be amended and restated in its entirety to read as follows:

               "(k) The sum of (i) the total of Guarantor's consolidated costs and expenses for commissions and selling relating to the retail sales of time-share interests, use rights, memberships and fraction ownership interests and (ii) the total of Guarantor's consolidated general and administrative expenses, (the costs and expenses described in clauses (i) and (ii) shall be tested without taking into account any similar types of costs and expenses incurred by The Teton Club, LLC ("Teton") and are hereinafter referred to as the "SGA Expenses") shall not exceed the amount set forth below of the gross proceeds of Guarantor's consolidated processed sales of retail time-share interests, use rights, memberships and fractional ownership interests for the same period (each net of cancellations of such sales and exclusive of such sales generated by Teton) ("Net Sales"). The foregoing covenant shall be tested quarterly on a trailing twelve (12) month basis.

                 Test Date                                Covenant
                 ---------                                --------
           3/31/99 and thereafter                            65%

     3. Any further discussions by and among Borrower and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower and Lender, shall not cause a modification of the Loan Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Loan Documents, all of which rights and remedies are expressly reserved. All of the provisions of the Loan Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever waived are hereby reinstated.

     4.   (i) Borrower and Guarantor hereby reaffirm,  as if made as of the date
          hereof,  all  of  their  respective   representations  and  warranties
          contained in the Loan  Documents.

Raintree Resorts International, Inc.
June 7, 2001
Page 3

          Borrower and Guarantor furthermore reaffirm the validity, enforceability and legality of the Loan Documents, and all provisions of the Loan Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the security interests granted to Lender in the Collateral. Borrower confirms that such security interests will continue to secure the timely and faithful performance of all Obligations, including, without limitation, the obligations under this Side Letter. In the event of a conflict or inconsistency between the provisions of the Loan Agreement or the Guarantee Agreement, as amended up through the date of this Side Letter, and the provisions of this Side Letter, the provisions of this Side Letter will prevail. All terms, conditions and provisions of the Loan Agreement and the Guarantee Agreement, as amended, are continued in full force and effect and will remain unaffected and unchanged except as specifically amended or modified hereby.

               (ii) Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Loan Documents; that there are no offsets, defenses or counterclaims with respect to any of Borrower's, Guarantor's or any other party's obligations under the Loan Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables. Neither Borrower nor Guarantor presently has any existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations. Borrower and Guarantor furthermore agree that they have no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

               (iii) Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower and Guarantor further acknowledge and represent that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time. Borrower and Guarantor hereby ratify, reaffirm, acknowledge and agree that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower and Guarantor.

     5. Borrower and Guarantor represent and warrant that (i) they have the full power and authority to execute and deliver this Side Letter; (ii) all action necessary and required by Borrower's and Guarantor's Articles of Organization and all other Legal Requirements for Borrower and Guarantor to execute and deliver this Side Letter have been duly and effectively taken; (iii) this Side Letter does not violate or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower or Guarantor is a party; and (iv) no consent of any governmental agency or any other person not a party to this Side Letter is or will be required as a condition to the execution, delivery or enforceability of this Side Letter.

     6. Guarantor acknowledges and agrees that the obligations of the Borrower under this Side Letter constitute additional obligations of the Borrower, the performance of which are guaranteed under the Guaranty signed by the Guarantor.

Raintree Resorts International, Inc.
June 7, 2001
Page 4


     7. This Side Letter will not be binding upon Lender until, in the manner required below, it has been accepted by Borrower and Guarantor, and once so accepted and agreed to this Side Letter shall be deemed to amend and supplement the Loan Agreement and Guarantee Agreement, constitute one of the Loan Documents and the obligations of the Borrower under this Side Letter shall be deemed an Obligation.

     8. Borrower shall pay to or reimburse Lender for all of Lender's out-of-pocket expenses incurred in connection with the preparation of this Side Letter, including without limitation, attorney's fees and costs.

     9.   This Side Letter may be executed in  counterparts,  each of which when taken together shall constitute one and the same instrument, notwithstanding the fact that all parties have not signed the same counterpart. In addition, this Side Letter may be executed by facsimile and such facsimile signatures shall be deemed original signatures for all purposes.



                            [SIGNATURE PAGE FOLLOWS]

Raintree Resorts International, Inc.
June 7, 2001
Page 5


     In the event the foregoing represents an accurate statement of the agreements that have been reached, please sign and return a copy of this Side Letter to the undersigned.

                                         Sincerely yours,

                                         FINOVA CAPITAL CORPORATION, a Delaware
                                         corporation


                                         By
                                           -------------------------------------
                                         Name:
                                           -------------------------------------
                                         Title:
                                           -------------------------------------



                     [ACCEPTANCE APPEARS ON FOLLOWING PAGES]

Raintree Resorts International, Inc.
June 7, 2001
Page 6


Accepted this 7th day of June, 2001.

BORROWER

CR RESORTS CANCUN, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital


By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----

CR RESORTS LOS CABOS, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----

CR RESORTS PUERTO VALLARTA, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----

CORPORACION MEXITUR, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----

Raintree Resorts International, Inc.
June 7, 2001
Page 7


CR RESORTS CANCUN TIMESHARE TRUST, S. DE R.L. DE C.V., a
Mexican limited responsibility corporation with variable capital

By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----


CR RESORTS CABOS TIMESHARE TRUST, S. DE R.L. DE C.V., a
Mexican limited responsibility corporation with variable capital

By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----

CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S. DE R.L. DE
C.V., a Mexican limited responsibility corporation with variable capital

By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----


PROMOTORA VILLA VERA, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----

Raintree Resorts International, Inc.
June 7, 2001
Page 8


VILLA VERA RESORT, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----



RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation

By /S/ Douglas Y. Bech
   --------------------
    Name: Douglas Y. Bech
          ----------------
    Title: CEO
          -----